EQUITY FUNDS
                                  ANNUAL REPORT

                         IAI CAPITAL APPRECIATION FUND,
                            IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1997


                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS




                                TABLE OF CONTENTS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                                  ANNUAL REPORT
                                 MARCH 31, 1997


                Chairman's Letter...............................2

                Fund Managers' Reviews

                    IAI CAPITAL APPRECIATION FUND...............4

                    IAI EMERGING GROWTH FUND....................6

                    IAI GROWTH FUND.............................8

                    IAI MIDCAP GROWTH FUND.....................10

                Fund Portfolios

                    IAI CAPITAL APPRECIATION FUND..............12

                    IAI EMERGING GROWTH FUND...................14

                    IAI GROWTH FUND............................17

                    IAI MIDCAP GROWTH FUND.....................19

                Notes to Fund Portfolios.......................21

                Statements of Assets and Liabilities...........26

                Statements of Operations.......................28

                Statements of Changes in Net Assets............30

                Financial Highlights

                    IAI CAPITAL APPRECIATION FUND..............32

                    IAI EMERGING GROWTH FUND...................33

                    IAI GROWTH FUND............................34

                    IAI MIDCAP GROWTH FUND.....................35

                Notes to Financial Statements..................36

                Independent Auditors' Report...................42

                Federal Tax Information........................43

                IAI Mutual Fund Family.........................44

                Adviser, Custodian, Legal Counsel,
                Independent Auditors,
                Directors.......................Inside Back Cover



                                CHAIRMAN'S LETTER
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


THE DOW LEADS THE WORLD

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The U.S. stock market continues to offer pleasant surprises, with the Dow Jones Industrial Average up more than 60% during the past two years--breaking through 7000 on February 13. As we move through 1997, most of the conditions which led to that runup are still intact: low inflation, relatively low interest rates, moderate economic growth and strong corporate productivity.

In contrast, global stock markets continue to lag the United States, as Japan's economy continues to struggle and Europe grapples with the upcoming unification of its currency. Throughout much of the 1990s, the U.S. stock market has outperformed international markets. However, the reverse was generally true in the 1980s. We continue to see international markets as an excellent diversification strategy.

For much of 1996, the U.S. bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow the economy. However, by the fall, the economy slowed down and the Fed chose not to tighten credit. Even when the economy rebounded in the fourth quarter, the Fed didn't act because there was still no sign of inflation.

The Fed, however, is a vigilant observer of the economy and is very sensitive to potential inflation. Since the economy is at full employment and energy prices have been rising, it wouldn't be surprising to see an uptick in inflation in the months ahead. That could cause interest rates to rise and put the brakes on the stock and bond markets.

If you're a long-term investor, then you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. If you're a young investor just starting your investment program, international equities are a good place to be for growth. Wherever you are in life, you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below.

The economy was surprisingly strong in the first quarter of 1997. Real growth will slow from the reported pace of 5.6%. However, the slowdown will need some help from higher interest rates if the Fed expects to meet its economic growth targets. Business and labor markets no longer have excess capacity. Money and liquidity are ample to finance above-trend growth. Furthermore, the value of the U.S. dollar complicates the outlooks. Over the last two years, a strong dollar has helped to restrain U.S. output and hold down price increases. This trend may be coming to an end.

This combination of factors will lead to a modest rise in inflation in the second half of the year. While increases will be restrained, interest rates are likely to rise and the yield curve will flatten.

However, a recession is unlikely in the next four quarters. Full employment, lower federal budget deficits and rising productivity from strong capital spending are all positive factors in our long-term outlook for the market. Potential volatility in the months ahead will present good long-term buying opportunities.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on each Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,



/s/ Noel P. Rahn

Noel P. Rahn

Chairman




                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND


IAI CAPITAL APPRECIATION FUND

[PHOTO]
MARTIN J. CALIHAN, CFA
IAI CAPITAL APPRECIATION FUND MANAGER



TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/97

[BAR GRAPH]

COMMERCIAL SERVICES           17.3%
TECHNOLOGY SERVICES           12.5%
FINANCIAL                     11.2%
ELECTRONIC TECHNOLOGY         10.6%
HEALTH SERVICES                8.7%



FUND OBJECTIVE

The investment objective of the IAI Capital Appreciation Fund is long-term capital appreciation. It is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. In general, the IAI Capital Appreciation Fund will concentrate on small-capitalization companies that have superior performance records, solid market positions, strong balance sheets and a management team capable of sustaining growth.

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE

Although the ride has not been smooth for small-cap growth investors during the past year, the IAI Capital Appreciation Fund has significantly outperformed its benchmark and other major indices. In what was a disappointing first quarter for small-cap growth stocks, the Fund posted a return of (10.6%) for the three-month period, but was up 23.7% from a year ago. In contrast, the Russell 2500 Growth Index posted a return of (8.0%) for the first quarter and (1.1%) for the last 12 months, while the Standard & Poor's 500 Index was up 2.6% for the quarter and 19.9% for the last 12 months.

Last summer's small capitalization sell-off marked the end of a prolonged rally in small-cap stocks. The Fund fared well during this sell-off due in part to an avoidance of "high-flying," speculative stocks that came crashing down to earth once the "hot" money stopped pouring into them. Because the Fund invests in only high-quality, rapidly-growing companies, the Fund also benefited from the rally that occurred in small-cap stocks in the latter part of 1996.

So far in 1997, the small-cap sector has under-performed large-caps. In fact, an analysis of the Russell 2500 Growth Index at 3/31/97 shows that the smaller stocks within the index performed far worse than the larger ones. Specifically, the stocks in the index with capitalizations above $1 billion declined by an average of only 1.6% for the three months. In contrast, the index's stocks with capitalizations between $500 million and $1 billion fell an average of 9.9% and those under $500 million posted a decline of 18.1%. The average size of the companies in the Fund at 3/31/97 is approximately $400 million.

OUTLOOK

Conventional wisdom on Wall Street is that small-cap stocks under-perform their large-cap brethren late in the economic cycle, when overall corporate earnings growth is slowing. It appears that, based on this thinking, many investors have decided to abandon the small-cap sector. However, history suggests that most bull markets end with a rampant speculative frenzy across a broad spectrum of the market, but the market's leadership has been narrowly focused on large-caps for almost a year. So, on balance, the small-cap sector may be poised to perform well.

Underpinning this optimism is the know-ledge that the portfolio companies are performing well on a fundamental basis. The portfolio companies are expected to deliver average EPS growth of more than 30% in 1997, yet the average P/E ratio is only 17 times estimated 1997 earnings.


VALUE OF $10,000 INVESTMENT(+)

[LINE GRAPH]

              IAI CAPITAL APPRECIATION
              FUND * (INCEPTION 2/01/96  RUSSELL 2500 INDEX    S&P 500 INDEX  RUSSELL 2500 GROWTH INDEX
              -------------------------  ------------------    -------------  -------------------------
      2/1/96        $  10,000                $  10,000           $  10,000         $  10,000
     3/31/96        $  11,240                $  10,511           $  10,196         $  10,667
     9/30/96        $  14,841                $  11,196           $  10,987         $  11,366
     3/31/97        $  13,900                $  11,424           $  12,229         $  10,554



AVERAGE ANNUAL RETURNS(+)
THROUGH 3/31/97
                                                                 Since Inception
                                                  1 Year             2/01/96
--------------------------------------------------------------------------------
    IAI CAPITAL APPRECIATION FUND*                23.68%             32.78%
    Russell 2500 Index(1)                          8.68%             12.09%
    Russell 2500 Growth Index                     (1.06%)             4.73%
    S&P 500 Index                                 19.94%             18.82%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* FEES AND EXPENSES ARE CURRENTLY BEING VOLUNTARILY WAIVED TO 1.25% OF AVERAGE DAILY NET ASSETS.

1 THE RUSSELL 2500 INDEX WILL BE REPLACED WITH THE RUSSELL 2500 GROWTH INDEX AS THE FUND'S MANAGEMENT HAS DETERMINED THE RUSSELL 2500 GROWTH INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.



TOP TEN HOLDINGS(2)
                                                           % of Net Assets
-------------------------------------------------------------------------------
Issue                          Sector                     3/31/97    3/31/96
-------------------------------------------------------------------------------

Coach USA                      Consumer Services            6.23         --
IMPATH                         Health Services              4.74       3.13
Advanced Lighting Technologies Non-Energy Minerals          4.73         --
Aftermarket Technology         Consumer Durables            4.36         --
Enhance Financial Services     Financial                    3.84         --
Polymer Group                  Process Industries           3.71         --
Universal Outdoor Holdings     Commerical Services          3.51         --
CMAC Investment                Financial                    3.24       3.24
Strayer Education              Commerical Services          3.11         --
AptarGroup                     Process Industries           3.06       3.13
===============================================================================
TOTAL                                                      40.53       9.50

2  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS



NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI CAPITAL APPRECIATION FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.




                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND

IAI EMERGING GROWTH FUND


[PHOTO]
DAVID M. HIMEBROOK, CFA
IAI EMERGING GROWTH FUND MANAGER



TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/97

[BAR GRAPH]

TECHNOLOGY SERVICES      24.3%
RETAIL TRADE             14.9%
ELECTRONIC TECHNOLOGY    13.3%
HEALTH SERVICES          12.4%
COMMERCIAL SERVICES      12.1%



FUND OBJECTIVE

The IAI Emerging Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of small- and medium-sized companies. These companies are in the early stages of their life cycles and have demonstrated or have the potential for above-average capital growth.

The Fund closed to new investors on February 1, 1996. Emerging Growth Fund's current shareholders may add to an existing account and certain others may make an initial investment in the Fund.

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE

It was a turbulent year for the IAI Emerging Growth Fund. After rising sharply in the first few months of the year, small company stocks sold off in early summer and the Fund declined as well. The Fund bounced back strongly in August and September but then spent the last half of the year in negative territory. For the year ending March 31, 1997, the Fund lost 22.97%.

The market environment was not particularly supportive of our aggressive growth investment style. We focus on constructing a portfolio of the highest-quality, fastest-growing small companies in America. This leads us to concentrate the majority of the portfolio in a few segments of the market: Technology, Healthcare, and Consumer Services. Unfortunately, those sectors were not in favor with the market over the last year.

The business fundamentals of our portfolio continue to be strong, as over two-thirds of our portfolio holdings reported earnings above analysts' expectations. We regard this sell off as a valuation correction, not a judgement on the fundamentals of our companies. While some of the price decline can be attributed to rising interest rates, the decline in relative P/E of our universe seems more reflective of investor capitulation due to the underperformance of small company stocks. This has led to marginal cash outflows in aggressive growth mutual funds which has placed additional pressure on our holdings.

We continue our direct research efforts and have recently added three new companies to the portfolio. U.S. Rentals Inc. (0.63%)* leases equipment to the construction industry. Visio Corporation (0.41%)* supplies drawing and diagramming software while Minimed, Inc. (0.45%)* produces infusion systems for the intensive management of diabetes.

OUTLOOK

We believe that stock prices will ultimately follow earnings. Our year-over-year earnings growth continues to exceed 40% and we expect the majority of our holdings to continue to report earnings at or above market expectations. This period feels very much like the corrections we experienced in mid 1992 and mid 1994 and we are now at a valuation level that we haven't seen for quite some time. If history repeats itself, this represents a tremendous opportunity for true growth investors who follow a clearly defined investment discipline.

* PERCENTAGE OF NET ASSETS AS OF 3/31/97



VALUE OF $10,000 INVESTMENT(+)

[LINE GRAPH]

                IAI EMERGING GROWTH FUND
                   (INCEPTION 8/05/91)    RUSSELL 2500 INDEX *   S&P 500 INDEX *
                   -------------------    --------------------   ---------------
      8/5/91            $  10,000               $  10,000           $  10,000
     3/31/92            $  11,923               $  11,670           $  10,631
     3/31/93            $  14,534               $  13,619           $  12,255
     3/31/94            $  16,776               $  14,817           $  12,431
     3/31/95            $  18,489               $  16,101           $  14,368
     3/31/96            $  28,703               $  20,902           $  18,987
     3/31/97            $  22,111               $  22,717           $  22,772



AVERAGE ANNUAL RETURNS(+)
THROUGH 3/31/97
                                                                 Since Inception
                                            1 Year     5 Years       8/05/91
-------------------------------------------------------------------------------
IAI EMERGING GROWTH FUND                   (22.97%)     13.14%        15.05%
Russell 2500 Index                           8.68%      14.25%        15.58%*
S&P 500 Index                               19.94%      16.46%        15.63%*

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* SINCE 8/01/91


TOP TEN HOLDINGS(1)
                                                           % of Net Assets
-------------------------------------------------------------------------------
Issue                          Sector                     3/31/97    3/31/96
-------------------------------------------------------------------------------

Oxford Health Plans            Health Services              3.70       2.98
Inso                           Technology Services          3.70       2.84
PairGain Technologies          Electronic Technology        3.29       1.55
Omnicare                       Health Services              3.23       2.40
CBT Group ADR                  Technology Services          3.16       1.35
Starbucks                      Consumer Non-Durables        3.15       1.66
HNC Software                   Technology Services          2.63       0.71
Synopsis                       Technology Services          2.46       1.72
PetSmart                       Retail Trade                 2.41       1.43
Apollo Group Class A           Commercial Services          2.40       1.43
===============================================================================
TOTAL                                                      30.13      18.07

1  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS



NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI EMERGING GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.




                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND


IAI GROWTH FUND

[PHOTO]
MARK HOONSBEEN, CFA
IAI GROWTH FUND
CO-MANAGER

[PHOTO]
DAVID A. MCDONALD
IAI GROWTH FUND
CO-MANAGER



TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/97

[BAR GRAPH]

FINANCIAL                     11.2%
CONSUMER SERVICES              8.9%
CONSUMER NON-DURABLES          8.1%
TECHNOLOGY SERVICES            8.0%
HEALTH SERVICES                7.4%



FUND OBJECTIVE

The IAI Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by invest-ing primarily in equity securities of established companies.

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE

Increased volatility made the first quarter of 1997 difficult for investors. The IAI Growth Fund portfolio declined (2.65%) compared to a (1.25%)+ decline for the average growth fund. The S&P 500 gained 2.62%. Over the past year, the Fund was up 8.42% while the S&P 500 was up 19.94%. Roughly one-half of the underperformance relative to the S&P stems from style differences (i.e. value outperforming growth, large cap outperforming midcap). The balance resulted from corrections in a handful of larger holdings, including Danka Business Systems (2.19%)*, Ikon Office Solutions (1.60%)*, LCI International (2.44%)*, and Columbia HCA Healthcare (2.49%)*. The reasons for their weakness were company specific. We have re-examined the basis for owning these stocks and generally concluded that their fundamentals merit continued ownership, albeit some at lower weightings.

We remain confident that the glass is half full, not half empty. It has become quite common for value to outperform growth in the first quarter--1997 marks the 11th year out of the past twelve that this has occurred. More importantly, we believe the quality of the portfolio holdings and continued adherence to the disciplines that have served us well in the past will again generate improved performance in the coming months.

Transaction activity in the portfolio was higher than normal, reflecting increased opportunities created by the volatile market. The 15-20% declines in some of these blue chip growth stocks finally created attractive entry points. Specifically, in the hard hit technology sector, we initiated positions in Intel (1.30%)*, 3Com (1.12%)*, and Analog Devices (1.15%)*. In financials, we added Fannie Mae (1.05%)* and increased holdings in PMI Group (1.37%)*. Sales reflect two of our key sell disciplines: profit taking as stocks reached our price targets and deteriorating fundamentals. Profit taking occurred in Norwest (3.27%)*, Colgate-Palmolive (1.61%)*, Tyco (2.29%)*, Cox Communications (1.70%)*, and Petroleum Geo-Services (2.38%)*. Issues sold for fundamental reasons included Harcourt, Hercules, Sybron, Gtech, and IBM.

OUTLOOK

We believe the market will remain volatile through the summer. Interest rate and currency concerns are unlikely to disappear before then. We will continue searching out specific opportunities created by this volatility and further strengthen the portfolio for a better environment in the fall. We continue to feel that the market will finish the year with positive returns.

+  LIPPER ANALYTICAL SERVICES
*  PERCENTAGE OF NET ASSETS AS OF 3/31/97



VALUE OF $10,000 INVESTMENT(+)

[LINE GRAPH]

                         IAI GROWTH FUND
                        (INCEPTION 8/06/93)            S&P 500 INDEX *
                        -------------------            ---------------
    8/6/93                  $  10,000                    $  10,000
   3/31/94                  $   9,700                    $  10,142
   3/31/95                  $  10,990                    $  11,723
   3/31/96                  $  12,970                    $  15,491
   3/31/97                  $  14,060                    $  18,580



AVERAGE ANNUAL RETURNS(+)
THROUGH 3/31/97
                                                              Since Inception
                                           1 Year                 8/06/93
-------------------------------------------------------------------------------
    IAI GROWTH FUND                         8.42%                  9.78%
    S&P 500 Index                          19.94%                 18.41%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/93


TOP TEN HOLDINGS(1)
                                                           % of Net Assets
-------------------------------------------------------------------------------
Issue                           Sector                     3/31/97  3/31/96
-------------------------------------------------------------------------------
First Data                     Technology Services          3.29      1.11
Norwest                        Financial                    3.27      2.82
Sysco                          Commercial Services          3.11      2.25
Minerals Technologies          Non-Energy Minerals          3.09        --
Aetna                          Financial                    3.00        --
SmithKline Beecham ADR         Health Technology            2.80        --
Corning                        Process Industries           2.68        --
FIserv                         Technology Services          2.66        --
MedPartners                    Health Services              2.61        --
Columbia/HCA Healthcare        Health Services              2.49      2.67
===============================================================================
TOTAL                                                      29.00      8.85

1  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS



NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.




                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND

IAI MIDCAP GROWTH FUND

[PHOTO]
MARK HOONSBEEN, CFA
IAI MIDCAP GROWTH
FUND MANAGER



TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/97

FINANCIAL                13.0%
PRODUCER MANUFACTURING   10.0%
HEALTH SERVICES           9.3%
CONSUMER SERVICES         8.9%
TECHNOLOGY SERVICES       8.2%



FUND OBJECTIVE

The IAI Midcap Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of medium-sized companies. The Fund defines "medium" as companies with market capitalizations (stock price multiplied by the number of shares outstanding) between $500 million and $5 billion.

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE

Increased volatility made the first quarter of 1997 difficult for investors, ourselves included. The IAI Midcap Growth Fund portfolio declined (5.33%). This compares to a 3.7% decline in the Russell Midcap Growth index and a (1.49%) decline in the S&P Midcap Index. As is typical early in the year, value outperformed growth. Over the past year, the Fund was up 3.12% while the S&P Midcap and the S&P 500 were up 10.62% and 19.94%, respectively.

Technology and telecommunication services holdings were the greatest drags on performance. More significantly, however, were corrections in a handful of larger holdings, including Danka Business Systems (2.93%)*, Minerals Technology (2.88%)*, and LCI International (3.19%)*. The reasons for their weakness were company specific. We have re-examined the basis for owning these stocks and generally concluded that their fundamentals merit continued ownership. While not pleased with the slow start, we believe the quality of the holdings in the portfolio and adherence to the disciplines that have served us well in the past will generate improved performance in the coming months.

Transaction activity was somewhat higher than normal, reflecting increased opportunities created by the market's volatility. New positions were intiated in Applebee's International (1.57%)* (a mid-priced casual dining chain), DecisionOne (0.49%)* (third party technology main-tenance), Harte-Hanks Communications (1.23%)* (a direct marketing, publishing firm), Financial Security Assurance (1.12%)* (specialty finance), Precision Drilling (1.62%)* (oilfield services), and Telco Communications Group (0.53%)*. We eliminated positions that either met our price objective or were experiencing deteriorating fundamentals. Included were Harcourt, Stewart Enterprises, Unifi, Lennar Progressive, and Scholastic.

OUTLOOK

We believe the market will remain volatile through the summer due to continued interest rate and currency concerns. As always, we will search out specific opportunities created by this volatility and further strengthen the portfolio for a better environment in the fall. Recent inflationary concerns should be resolved by then and the market should finish the year with positive returns.

* PERCENTAGE OF NET ASSETS AS OF 3/31/97



VALUE OF $10,000 INVESTMENT+

[LINE GRAPH]

                IAI MIDCAP GROWTH FUND
                 (INCEPTION 4/10/92)      S&P MIDCAP INDEX *     S&P 500 INDEX *
                 -------------------      ------------------     ---------------
   4/10/92           $  10,000                $  10,000             $  10,000
   3/31/93           $  11,909                $  11,617             $  11,527
   3/31/94           $  13,862                $  12,331             $  11,693
   3/31/95           $  16,305                $  13,370             $  13,515
   3/31/96           $  20,139                $  17,179             $  17,859
   3/31/97           $  20,768                $  19,004             $  21,420




AVERAGE ANNUAL RETURNS+
THROUGH 3/31/97
                                                              Since Inception
                                                 1 Year           4/10/92
-------------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND                             3.12%           15.82%
S&P Midcap Index                                  10.62%           13.70%*
S&P 500 Index                                     19.94%           16.46%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92


TOP TEN HOLDINGS(1)
                                                                % of Net Assets
-------------------------------------------------------------------------------
Issue                               Sector                     3/31/97   3/31/96
-------------------------------------------------------------------------------
PMI Group                           Financial                    3.27      1.55
FIserv                              Technology Services          3.22      2.46
LCI International                   Utilities                    3.19      2.84
Danka Business Systems ADR          Producer Manufacturing       2.93      4.42
Minerals Technologies               Non-Energy Minerals          2.88      3.00
HFS                                 Consumer Services            2.85      3.44
Barnes & Noble                      Retail Trade                 2.77      3.31
Warnaco Class A                     Consumer Non-Durables        2.62      1.74
Century Telephone Enterprises       Utilities                    2.59      2.19
MedPartners                         Health Services              2.49         -
===============================================================================
TOTAL                                                           28.81     24.95

1  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS



NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI MIDCAP GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.




                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND


                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 98.8%

                                              Market
                                Quantity     Value (a)
--------------------------------------------------------
COMMERCIAL SERVICES - 17.3%
G&K Services Class A             32,000   $   960,000
Lamar Advertising (b)            28,500       577,125
PalEx (b)                       108,600       895,950
Right Management Consultants (b) 67,200       646,800
Service Experts (b)              23,700       509,550
Strayer Education                70,000     1,373,750
Superior Services (b)            16,800       373,800
Universal Outdoor Holdings (b)   53,500     1,551,500
Valassis Communications (b)      35,000       783,125
                                         ---------------
                                            7,671,600
--------------------------------------------------------
CONSUMER DURABLES - 4.4%
Aftermarket Technology (b)      124,500     1,929,750
--------------------------------------------------------
CONSUMER NON-DURABLES - 0.6%
Robert Mondavi Class A (b)        7,000       253,750
--------------------------------------------------------
CONSUMER SERVICES - 6.2%
Coach USA (b)                    95,000     2,755,000
--------------------------------------------------------
ELECTRONIC TECHNOLOGY - 10.6%
Allen Telecommunications (b)     70,000     1,225,000
Centennial Cellular Class A (b) 108,600     1,126,725
CommNet Cellular (b)             14,000       357,000
Computer Products (b)            73,000     1,067,625
Microchip Technology (b)         10,000       300,000
PPT Vision (b)                   86,800       585,900
                                         ---------------
                                            4,662,250
--------------------------------------------------------
ENERGY MINERALS - 2.3%
Forcenergy Gas Exploration (b)   36,000     1,035,000
--------------------------------------------------------
FINANCIAL - 11.2%
CMAC Investment                  43,000     1,435,125
Emergent Group (b)               70,000       848,750
Enhance Financial Services       43,000     1,698,500
First Commonwealth (b)           45,000       663,750
United Assets Management         12,000       307,500
                                         ---------------
                                            4,953,625
--------------------------------------------------------

                                               Market
                                Quantity     Value (a)
--------------------------------------------------------
HEALTH SERVICES - 8.7%
Arrow International              14,000   $   423,500
IMPATH (b)                      116,500     2,097,000
Xomed Surgical Products (b)      79,900     1,318,350
                                         ---------------
                                            3,838,850
--------------------------------------------------------
HEALTH TECHNOLOGY - 4.1%
InControl (b)                    66,400       556,100
Perclose (b)                     60,000     1,275,000
                                         ---------------
                                            1,831,100
--------------------------------------------------------
INDUSTRIAL SERVICES - 2.2%
Petroleum Geo-Services ADR (b)   23,000       989,000
--------------------------------------------------------
NON-ENERGY MINERALS - 6.0%
Advanced Lighting
   Technologies (b)              95,000     2,090,000
Minerals Technologies            17,000       565,250
                                         ---------------
                                            2,655,250
--------------------------------------------------------
PROCESS INDUSTRIES - 6.8%
AptarGroup                       35,400     1,354,050
Polymer Group (b)               124,000     1,643,000
                                         ---------------
                                            2,997,050
--------------------------------------------------------
PRODUCER MANUFACTURING - 1.8%
Zebra Technologies Class A (b)   35,000       805,000
--------------------------------------------------------
RETAIL TRADE - 4.1%
Factory Card Outlet (b)         125,000     1,000,000
Lithia Motors Class A (b)        70,000       822,500
                                         ---------------
                                            1,822,500
--------------------------------------------------------

                                               Market
                                Quantity     Value (a)
--------------------------------------------------------
TECHNOLOGY SERVICES - 12.5%
American Management
   Systems (b)                   28,000  $    616,000
ANYSYS (b)                       32,900       267,312
Black Box (b)                    37,500     1,007,813
Carnegie Group (b)               55,000       316,250
CCC Information Services (b)     91,500     1,143,750
GTECH (b)                         6,000       180,750
Mastech (b)                      76,000     1,225,500
Maxis (b)                        20,200       148,975
Reptron Electronics (b)          30,000       611,250
                                         ---------------
                                            5,517,600
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $40,653,872)......................$ 43,717,325
========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $40,653,872)(e)...................$ 43,717,325
========================================================
OTHER ASSETS AND LIABILITIES
(NET) - 1.2%
   ......................................$    513,065
========================================================
TOTAL NET ASSETS
   ......................................$ 44,230,390
========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21




                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND


                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 91.4%

                                              Market
                                Quantity     Value (a)
--------------------------------------------------------
COMMERCIAL SERVICES - 12.1%
ABR Information Services (b)    435,100  $  7,831,800
AccuStaff (b)                   283,502     4,748,659
Apollo Group Class A (b)        379,800     9,305,100
Cambridge Technology
   Partners (b)                 151,600     3,505,750
Desktop Data (b)                141,700     1,806,675
NOVA (b)                        126,000     2,000,250
Sitel (b)                       407,600     5,451,650
Snyder Communications (b)       139,800     3,285,300
Sylvan Learning Systems (b)     108,050     2,674,238
TeleTech Holdings (b)           202,400     3,997,400
U.S. Rentals (b)                133,700     2,423,312
                                         ---------------
                                           47,030,134
--------------------------------------------------------
CONSUMER NON-DURABLES - 4.2%
Gymboree (b)                    152,100     4,087,688
Starbucks (b)                   412,100    12,208,462
                                         ---------------
                                           16,296,150
--------------------------------------------------------
CONSUMER SERVICES - 2.5%
Papa John's International (b)   217,900     5,747,113
Quality Dining (b)              336,263     3,867,024
                                         ---------------
                                            9,614,137
--------------------------------------------------------
ELECTRONIC TECHNOLOGY - 13.3%
Advanced Fibre
   Communications (b)            64,300     2,073,675
Ascend Communications (b)       205,000     8,353,750
Cascade Communications (b)      255,000     6,725,625
Lattice Semiconductor (b)        67,900     3,106,425
Maxim Integrated Products (b)   177,900     8,605,913
PairGain Technologies (b)       430,500    12,753,563
Vitesse Semiconductor (b)       183,100     5,058,137
Xilinx (b)                      101,900     4,967,625
                                         ---------------
                                           51,644,713
--------------------------------------------------------

                                               Market
                                Quantity     Value (a)
--------------------------------------------------------
FINANCIAL - 2.3%
Aames Financial                 130,650  $  2,645,663
Credit Acceptance (b)           156,500     2,777,875
First USA Paymentech (b)        125,300     3,273,462
                                         ---------------
                                            8,697,000
--------------------------------------------------------
HEALTH SERVICES - 12.4%
NCS Healthcare Class A (b)      170,200     3,850,775
OccuSystems (b)                 207,300     4,664,250
Omnicare                        531,900    12,499,650
Oxford Health Plans (b)         244,300    14,322,088
PhyCor (b)                      319,462     8,705,339
Total Renal Care (b)            133,700     4,061,137
                                         ---------------
                                           48,103,239
--------------------------------------------------------
HEALTH TECHNOLOGY - 4.7%
IDEXX Laboratories (b)           98,200     1,374,800
Jones Medical Industries        141,500     3,396,000
MiniMed (b)                      67,500     1,738,125
Rexall Sundown (b)              128,000     3,280,000
Urologix (b)                     60,567     1,029,639
Watson Pharmaceuticals (b)      202,700     7,246,525
                                         ---------------
                                           18,065,089
--------------------------------------------------------
PRODUCER MANUFACTURING - 0.7%
Corporate Express (b)           244,875     2,509,969
--------------------------------------------------------
RETAIL TRADE - 14.9%
Bed Bath & Beyond (b)           362,200     8,760,712
Express Scripts Class A (b)     115,200     4,118,400
Fastenal                        153,300     5,365,500
Henry Schein (b)                213,650     6,195,850
Just For Feet (b)               238,200     4,108,950
Petco Animal Supplies (b)       286,600     6,735,100
PetSmart (b)                    460,600     9,327,150
Stein Mart (b)                  140,200     3,995,700
Viking Office Products (b)      468,600     9,079,125
                                         ---------------
                                           57,686,487
--------------------------------------------------------

                                             Market
                               Quantity     Value (a)
--------------------------------------------------------
TECHNOLOGY SERVICES - 24.3%
Acxiom (b)                      309,100  $  4,443,312
Avant! (b)                      133,700     3,626,612
Baan (b)                        195,300     8,715,262
CBT Group ADR (b)               244,900    12,214,387
Citrix Systems (b)              290,400     3,847,800
Gartner Group Class A (b)       264,000     5,709,000
HNC Software (b)                389,700    10,180,913
HPR (b)                         295,700     3,326,625
Inso (b)                        380,800    14,303,800
Legato Systems (b)                6,300       105,525
Medic Computer Systems (b)       53,700       859,200
Pure Atria (b)                  107,080     1,827,053
Red Brick Systems (b)            82,200     1,150,800
Security Dynamics
   Technologies (b)             250,700     6,142,150
Sykes Enterprises (b)           124,300     4,055,288
Synopsis (b)                    380,504     9,512,600
Transaction Systems Architects
   Class A (b)                   90,200     2,480,500
Visio (b)                        40,300     1,571,700
                                         ---------------
                                           94,072,527
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $330,179,976)...................  $353,719,445
========================================================

OTHER SECURITIES - 5.7%
                                             Market
                           Quantity (c)     Value (a)
--------------------------------------------------------
COMMON STOCKS - 3.1%
AccessLine Technologies
  Class A (b)                    41,666  $    208,330
BEI Medical (b)                   1,029        30,860
CardioGenesis (b)               609,793     7,797,423
GalaGen (b) (d)                 235,309       538,151
Network Appliance (b)             2,503        81,347
PACE Health Management
   Systems (b) (d)              471,473     1,146,151
PriCellular Class B (b)         210,191     1,734,076
Seurat Analytical Systems
   Class B (b) (d)               39,898           399
Urologix (b)                     29,807       506,719
                                         ---------------
                                           12,043,456
--------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS -1.4%
AccessLine Technologies
   Series A (b)                  71,420       357,100
Intellon Series A (b)           200,000       372,000
Intellon Series B (b)           578,763     1,076,499
Myelos Neurosciences
   Series A (b) (d)             500,000       500,000
Myelos Neurosciences
   Series B (b) (d)             571,429     1,000,001
Seurat Analytical Systems
   Series B (b) (d)             114,973         1,150
Seurat Analytical Systems
   Series C (b) (d)              59,908           599
Tut Systems Series D (b) (d)    467,092       583,865
Tut Systems Series E (b) (d)    217,391       271,739
Tut Systems Series F (b) (d)    780,000       975,000
                                         ---------------
                                            5,137,953
--------------------------------------------------------

                              Ownership       Market
                            Percentage (c)  Value (a)
--------------------------------------------------------
LIMITED PARTNERSHIPS - 1.2%
Alta Berkeley III, foreign (b)    1.58%  $    390,767
South Street Corporate Recovery
   Fund I (b)                     0.67         43,483
South Street Leveraged Corporate
   Recovery Fund I (b)            1.01         30,087
Spectrum Equity Investors (b)     0.92        959,394
Vanguard Associates IV (b)        1.35      3,433,094
                                         ---------------
                                            4,856,825
--------------------------------------------------------

                               Principal       Market
       Rate       Maturity    Amount (c)    Value (a)
--------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%
Accessline Technologies (b)
        12.00%   01/15/98   $   100,000       100,000
Air Communications Series B (b) (d)
        10.00    10/31/96       258,332            --
                                         ---------------
                                              100,000
--------------------------------------------------------

                                                Market
                               Quantity(c)     Value (a)
--------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98(b)(d)    3,249            --
GalaGen, $11.07, 03/27/01(b)(d)     270            --
--------------------------------------------------------
WARRANTS - 0.0%
AccessLine Technologies,
   $7.00, 06/03/99               10,713            --
AccessLine Technologies,
   $5.00, 01/15/00               20,000            --
GalaGen, $11.07, 06/16/99(d)      5,687            --
GalaGen, $11.07, 03/24/00(d)      2,256            --
GalaGen, $11.07, 07/09/00(d)      5,687            --
GalaGen, $7.00, 01/29/01(d)      22,501            --

                                              Market
                              Quantity (c)   Value (a)
--------------------------------------------------------
WARRANTS (CONT.)
Intellon, $2.50, 03/23/99        30,000  $         --
PACE Health Management
   Systems, $4.12, 01/31/00(d)   21,820            --
PACE Health Management
   Systems, $3.00, 08/31/05(d)   35,000            --
                                         ---------------
                                                   --
========================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $13,486,062)...................$    22,138,234
========================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $343,666,038)..................$   375,857,679
========================================================

SHORT-TERM SECURITIES - 1.0%

                               Principal       Market
       Rate       Maturity      Amount      Value (a)
--------------------------------------------------------
U.S. TREASURY BILLS - 1.0%
        5.35%    07/24/97   $ 4,000,000  $  3,933,240
========================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $3,934,387)....................   $  3,933,240
========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $347,600,425) (e)..............   $379,790,919
========================================================
OTHER ASSETS AND LIABILITIES
(NET) - 1.9%
   ...................................   $  7,314,157
========================================================
TOTAL NET ASSETS
   ...................................   $387,105,076
========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21




                                 FUND PORTFOLIO
                                 IAI GROWTH FUND


                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 96.9%

                                             Market
                               Quantity     Value (a)
--------------------------------------------------------
COMMERCIAL SERVICES - 6.4%
Ikon Office Solutions            5,600    $    187,600
Reynolds & Reynolds Class A      8,200         195,775
Sysco                           10,700         365,138
                                          --------------
                                               748,513
--------------------------------------------------------
CONSUMER DURABLES - 4.9%
Eastman Kodak                    3,300         250,388
Harley-Davidson                  4,300         145,662
Newell                           5,200         174,200
                                          --------------
                                               570,250
--------------------------------------------------------
CONSUMER NON-DURABLES - 8.1%
Colgate-Palmolive                1,900         189,288
Gillett                          1,600         116,200
Pepsico                          4,300         140,288
Philip Morris                    1,100         125,537
Seagram                          3,200         122,400
Warnaco Class A                  8,500         252,875
                                          --------------
                                               946,588
--------------------------------------------------------
CONSUMER SERVICES - 8.9%
Cox Communications Class A (b)   9,700         200,063
CUC International  (b)          12,775         287,438
HFS (b)                          4,800         282,600
Marriott International           2,900         144,275
U.S. West Media (b)              7,300         135,962
                                          --------------
                                             1,050,338
--------------------------------------------------------
ELECTRONIC TECHNOLOGY - 5.9%
3Com (b)                         4,000         131,000
Analog Devices (b)               6,000         135,000
Hewlett-Packard                  2,700         143,775
Intel                            1,100         153,037
SBC Communications               2,400         126,300
                                          --------------
                                               689,112
--------------------------------------------------------

                                               Market
                               Quantity     Value (a)
--------------------------------------------------------
ENERGY MINERALS - 3.8%
Union Pacific Resources Group    9,600    $    256,800
United Meridan (b)               6,300         189,787
                                          --------------
                                               446,587
--------------------------------------------------------
FINANCIAL - 11.2%
Aetna                            4,100         352,088
Fannie Mae                       3,400         122,825
First USA                        3,600         152,550
MBNA                             5,100         142,162
Norwest                          8,300         383,875
PMI Group                        3,200         160,400
                                          --------------
                                             1,313,900
--------------------------------------------------------
HEALTH SERVICES - 7.4%
Columbia/HCA Healthcare          8,700         292,538
MedPartners (b)                 14,449         307,041
PacifiCare Health Systems
   Class B (b)                   3,200         276,000
                                          --------------
                                               875,579
--------------------------------------------------------
HEALTH TECHNOLOGY - 5.1%
Pharmacia & Upjohn               7,300         267,362
SmithKline Beecham ADR           4,700         329,000
                                          --------------
                                               596,362
--------------------------------------------------------
INDUSTRIAL SERVICES - 6.3%
Petroleum Geo-Services
   ADR (b)                       6,500         279,500
Schlumberger ADR                 1,900         203,775
USA Waste Services (b)           7,320         259,860
                                          --------------
                                               743,135
--------------------------------------------------------
NON-ENERGY MINERALS - 4.6%
Minerals Technologies           10,900         362,425
Worthington Industries           9,200         175,950
                                          --------------
                                               538,375
--------------------------------------------------------

                                               Market
                               Quantity     Value (a)
--------------------------------------------------------
PROCESS INDUSTRIES - 3.9%
Corning                          7,100     $   315,063
Sigma-Aldrich                    4,500         138,937
                                          --------------
                                               454,000
--------------------------------------------------------
PRODUCER MANUFACTURING- 5.8%
Danka Business Systems ADR       8,200         257,787
General Electric                 1,600         158,800
Tyco International               4,900         269,500
                                          --------------
                                               686,087
--------------------------------------------------------
RETAIL TRADE - 2.0%
Barnes & Noble (b)               6,800         241,400
--------------------------------------------------------
TECHNOLOGY SERVICES - 8.0%
Electronic Data Systems          5,900         238,213
First Data                      11,400         386,175
FIserv (b)                       8,400         312,900
                                          --------------
                                               937,288
--------------------------------------------------------
UTILITIES - 4.6%
Century Telephone Enterprises    8,600         253,700
LCI International (b)           17,100         286,425
                                          --------------
                                               540,125
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $10,655,496)...................    $ 11,377,639
========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $10,655,496)(e)................    $ 11,377,639
========================================================
OTHER ASSETS AND LIABILITIES
(NET) - 3.1%
   ...................................    $    369,174
========================================================
TOTAL NET ASSETS
   ...................................    $ 11,746,813
========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21




                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 91.0%

                                               Market
                               Quantity     Value (a)
--------------------------------------------------------
COMMERCIAL SERVICES - 3.5%
Ikon Office Solutions           62,000  $    2,077,000
Reynolds & Reynolds Class A    100,070       2,389,171
                                          --------------
                                             4,466,171
--------------------------------------------------------
CONSUMER DURABLES - 2.2%
Harley-Davidson                 46,000       1,558,250
Newell                          39,000       1,306,500
                                          --------------
                                             2,864,750
--------------------------------------------------------
CONSUMER NON-DURABLES - 2.6%
Warnaco Class A                113,000       3,361,750
--------------------------------------------------------
CONSUMER SERVICES - 8.9%
Applebee's International (b)    83,300       2,009,613
CUC International (b)           48,000       1,080,000
Harte-Hanks Communications      54,000       1,572,750
HFS (b)                         62,000       3,650,250
La Quinta Inns                 110,000       2,255,000
Scholastic (b)                  28,970         818,403
                                          --------------
                                            11,386,016
--------------------------------------------------------
ELECTRONIC TECHNOLOGY - 3.7%
Analog Devices (b)              59,000       1,327,500
Checkpoint Systems (b)          90,000       1,541,250
Wang Laboratories (b)          108,000       1,917,000
                                          --------------
                                             4,785,750
--------------------------------------------------------
ENERGY MINERALS - 1.7%
Nuevo Energy (b)                57,000       2,187,375
--------------------------------------------------------
FINANCIAL - 13.0%
Capital One Financial           59,000       2,197,750
Credit Acceptance (b)           88,750       1,575,313
Financial Security Assurance    43,200       1,431,000
Finova Group                    22,000       1,487,750
First USA                       15,700         665,287
First USA Paymentech (b)        18,000         470,250
Old Republic International      51,600       1,322,250
PMI Group                       83,680       4,194,460
Provident Companies             32,000       1,752,000
TIG                             49,100       1,558,925
                                          --------------
                                            16,654,985
--------------------------------------------------------

                                               Market
                               Quantity     Value (a)
--------------------------------------------------------
HEALTH SERVICES - 9.3%
Covance (b)                     73,000   $   1,177,125
MedPartners (b)                150,000       3,187,500
Orthodontic Centers of
   America (b)                  96,600       1,304,100
PacifiCare Health Systems
   Class B (b)                  35,000       3,018,750
Quorum Health Group (b)         50,000       1,543,750
Sola International (b)          73,000       1,688,125
                                          --------------
                                            11,919,350
--------------------------------------------------------
HEALTH TECHNOLOGY - 3.4%
Forest Laboratories (b)         51,000       1,918,875
Scherer (R.P.) (b)              36,000       1,867,500
Sybron International -
   Wisconsin (b)                19,400         538,350
                                          --------------
                                             4,324,725
--------------------------------------------------------
INDUSTRIAL SERVICES - 7.3%
Camco International             34,780       1,530,320
Petroleum Geo-Services ADR (b)  65,000       2,795,000
Precision Drilling (b)          49,300       2,082,925
USA Waste Services (b)          82,000       2,911,000
                                          --------------
                                             9,319,245
--------------------------------------------------------
NON-ENERGY MINERALS - 4.2%
Minerals Technologies          111,000       3,690,750
Worthington Industries          89,550       1,712,644
                                          --------------
                                             5,403,394
--------------------------------------------------------
PROCESS INDUSTRIES - 2.0%
Bemis                           28,000       1,120,000
Sigma-Aldrich                   48,000       1,482,000
                                          --------------
                                             2,602,000
--------------------------------------------------------
PRODUCER MANUFACTURING - 10.0%
Danka Business Systems ADR     119,420       3,754,266
JLG Industries                 131,000       2,570,875
Miller Industries (b)           36,500         438,000
Nordson                          8,000         410,000

                                               Market
                               Quantity     Value (a)
--------------------------------------------------------
PRODUCER MANUFACTURING (CONT.)
Roper Industries                74,520  $    3,139,155
Tyco International              24,000       1,320,000
York International              28,000       1,172,500
                                          --------------
                                            12,804,796
--------------------------------------------------------
RETAIL TRADE - 4.7%
Barnes & Noble (b)              99,950       3,548,225
Heilig-Meyers                  154,000       2,444,750
                                          --------------
                                             5,992,975
--------------------------------------------------------
TECHNOLOGY SERVICES - 8.2%
Autodesk                        26,000         806,000
DecisionOne (b)                 41,800         627,000
FIserv (b)                     111,000       4,134,750
GTECH (b)                       40,000       1,205,000
Intuit (b)                      44,000       1,023,000
Lexmark International
   Class A (b)                 112,400       2,725,700
                                          --------------
                                            10,521,450
--------------------------------------------------------
UTILITIES - 6.3%
Century Telephone Enterprises  112,410       3,316,095
LCI International (b)          244,000       4,087,000
Telco Communications Group (b)  33,900         673,763
                                          --------------
                                             8,076,858
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $106,696,982)...................   $116,671,590
========================================================

OTHER SECURITIES - 1.1%

                                               Market
                             Quantity (c)     Value (a)
--------------------------------------------------------
COMMON STOCKS - 0.5%
GalaGen (b) (d)                 47,398    $    109,300
Urologix (b)                    29,807         506,719
                                          --------------
                                               616,019
--------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK - 0.2%
Tut Systems Series D (b) (d)   233,546         291,932
--------------------------------------------------------

                              Ownership        Market
                            Percentage (c)   Value (a)
--------------------------------------------------------
LIMITED PARTNERSHIPS - 0.4%
South Street Leveraged Corporate
   Recovery Fund I (b)            0.67%   $     20,061
Spectrum Equity Investors (b)     0.46         479,689
                                          --------------
                                               499,750
--------------------------------------------------------

                                               Market
                           Quantity (c)     Value (a)
--------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (b) (d) 1,083               -
========================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $1,096,679).....................   $  1,407,701
========================================================
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $107,793,661)...................   $118,079,291
========================================================

SHORT-TERM SECURITIES - 6.1%

                             Principal         Market
       Rate     Maturity        Amount      Value (a)
--------------------------------------------------------
U.S. TREASURY BILLS - 6.1%
       5.26%    04/17/97 $   1,400,000    $  1,396,792
       5.32     05/29/97     5,000,000       4,958,050
       5.42     07/24/97     1,500,000       1,474,965
                                          --------------
                                             7,829,807
========================================================
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES
(COST: $7,829,918).....................$     7,829,807
========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $115,623,579) (e)...............$   125,909,098
========================================================
OTHER ASSETS AND LIABILITIES
(NET) - 1.8%
   ....................................$    2,349,891
========================================================
TOTAL NET ASSETS
   ....................................$  128,258,989
========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21



                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1997

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at March 31, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1997 is shown on pages 23-25.

                                       (d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at March 31, 1997. A summary of transactions during the period with affiliated issuers of the Funds follows:


                                     IAI EMERGING GROWTH FUND AFFILIATED ISSUERS
-------------------------------------------------------------------------------------------------------------------
                                      PURCHASES                       SALES                  REALIZED    INVESTMENT
-------------------------------------------------------------------------------------------------------------------
ISSUER                        QUANTITY         COST         QUANTITY         PROCEEDS       GAIN (LOSS)     INCOME
-------------------------------------------------------------------------------------------------------------------
Air Communications
  Series A PFD                      --      $       --      1,000,000       $        1      $  (63,473)    $     --
Air Communications
  Series B PFD                      --      $       --      1,175,001       $        1      $ (944,221)    $     --
Air Communications
  Warrants                          --      $       --         75,000       $       --      $      (75)    $     --
Air Communications Series B
  Convertible Note 10/31/96     24,999      $   25,055             --       $       --      $       --     $     --
CardioGenesis
  Series B PFD(1)                   --      $       --        410,000       $       --      $       --     $     --
CardioGenesis
  Series C PFD(1)                   --      $       --        199,793       $       --      $       --     $     --
CardioGenesis(1)               609,793      $1,670,486             --       $       --      $       --     $     --
GalaGen Options 05/22/08           811      $       --             --       $       --      $       --     $     --
GalaGen Options 03/27/01           270      $       --             --       $       --      $       --     $     --
GalaGen Series E
  Convertible Note 03/31/97         --      $       --        375,000       $  375,000      $       --     $     18
Indigo Medical Series B PFD         --      $       --        181,818       $  912,781      $  462,781     $     --
Indigo Medical Series C PFD         --      $       --        798,496       $4,008,688      $3,322,004     $     --
Indigo Medical                      --      $       --        100,000       $  502,030      $  501,130     $     --


                          -- CONTINUED ON NEXT PAGE --


                                IAI EMERGING GROWTH FUND AFFILIATED ISSUERS (CONT.)
-------------------------------------------------------------------------------------------------------------------
                                      PURCHASES                       SALES                  REALIZED    INVESTMENT
-------------------------------------------------------------------------------------------------------------------
ISSUER                        QUANTITY         COST         QUANTITY         PROCEEDS       GAIN (LOSS)     INCOME
-------------------------------------------------------------------------------------------------------------------
Myelos Neurosciences
  Series B PFD                 571,429      $1,000,001             --       $       --      $       --     $     --
PACE Health
  Management Systems           196,153      $  637,501             --       $       --      $       --     $     --
Seurat Analytical Systems Series C
  Convertible Note 07/08/96(2)      --      $       --        325,000       $       --      $       --     $ 18,099
Seurat Analytical Systems
  Series C PFD(2)               59,908      $  479,574             --       $       --      $       --     $     --
Seurat Analytical
  Systems Class B               39,898      $       --             --       $       --      $       --     $     --
Tut Systems Series F
  Convertible Note 03/23/97    251,250      $  251,250        251,250       $  251,250      $       --     $  2,478
Tut Systems Series F PFD       780,000      $  975,284             --       $       --      $       --     $     --

DURING THE YEAR ENDED MARCH 31, 1997:
1. CARDIOGENESIS PREFERRED STOCKS WITH A COST OF $1,670,486 CONVERTED INTO
   CARDIOGENESIS COMMON STOCK.
2. SEURAT CONVERTIBLE NOTE WITH A COST OF $325,310 WAS CONVERTED INTO SERIES C
   PREFERRED STOCK.


                                        IAI MIDCAP GROWTH FUND AFFILIATED ISSUERS
-------------------------------------------------------------------------------------------------------------------
                                      PURCHASES                       SALES                  REALIZED    INVESTMENT
-------------------------------------------------------------------------------------------------------------------
ISSUER                        QUANTITY         COST         QUANTITY         PROCEEDS       GAIN (LOSS)     INCOME
-------------------------------------------------------------------------------------------------------------------
GalaGen Stock Options              270      $       --             --       $       --      $       --     $     --


                                       (e)
At March 31, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                   IAI CAPITAL      IAI EMERGING   IAI GROWTH     IAI MIDCAP
                                APPRECIATION FUND   GROWTH FUND       FUND       GROWTH FUND
---------------------------------------------------------------------------------------------
Cost for federal tax purposes     $  40,752,653    $ 347,737,907  $ 10,656,402   $115,671,407
                                  ===========================================================
Gross unrealized appreciation     $   5,167,227    $  88,772,048  $  1,308,112   $ 17,047,400
Gross unrealized depreciation        (2,202,555)     (56,719,036)     (586,875)    (6,809,709)
                                  -----------------------------------------------------------
Net unrealized appreciation       $   2,964,672    $  32,053,012  $    721,237   $ 10,237,691
                                  ===========================================================




                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1997

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

COMMON STOCKS

Security                 Acquisition Date       Cost
--------------------------------------------------------
AccessLine Technologies
   Class A                   06/30/94       $  209,009
BEI Medical                  02/05/96           30,859
CardioGenesis                06/09/94        1,000,201
                             12/05/95          670,285
GalaGen                      02/26/93          750,000
                             11/29/93          250,099
                             06/17/94          351,839
                             03/22/95          133,236
                             07/07/95          104,684
                             12/14/95          124,999
Network Appliance            09/23/94            3,058
                             12/30/96            1,792
PACE Health Management
   Systems                   01/11/94          750,000
                             01/31/95          201,520
                             04/27/95          150,625
                             06/20/95           75,000
                             09/17/96          637,501
PriCellular Class B          05/16/94          750,574
Seurat Analytical Systems
   Class B                   06/28/96               --
Urologix                     03/22/94          131,148

NON-CONVERTIBLE
PREFERRED STOCKS

Security                 Acquisition Date       Cost
--------------------------------------------------------
AccessLine Technologies
   Series A                  06/03/94        $ 499,940
Intellon Series A            03/24/94          200,163
Intellon Series B            04/03/96        1,076,676
Myelos Neurosciences
   Series A                  07/05/95          500,000
Myelos Neurosciences
   Series B                  12/06/96        1,000,001
Seurat Analytical Systems
   Series B                  04/29/94          100,000
                             07/05/95          130,614
Seurat Analytical Systems
   Series C                  07/05/95          125,186
                             11/08/95           50,124
                             01/22/96           75,000
                             06/28/96          108,096
                             03/19/96           75,000
                             10/18/96           46,168
Tut Systems Series D         02/17/94          400,293
                             04/08/94           20,384
Tut Systems Series E         12/21/94          250,563
Tut Systems Series F         07/30/96          975,284

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
--------------------------------------------------------
Alta Berkeley III, foreign   09/25/96        $   46,010
South Street Corporate
   Recovery Fund I           10/03/95                --
South Street Leveraged
   Corporate Recovery Fund I 10/03/95                --
Spectrum Equity Investors    05/12/94        $ 106,483
                             01/03/95           50,000
                             05/11/95           11,050
                             05/22/95           70,000
                             11/16/95           85,000
                             12/13/95           35,000
                             04/17/96           25,000
                             05/15/96           70,000
                             08/14/96           40,000
                             10/22/96          100,000
                             12/12/96           25,000
                             02/12/97           42,790
                             02/26/97           50,000
Vanguard Associates IV       02/11/93           11,448
                             08/12/93           50,000
                             11/01/93           50,000
                             04/19/94           50,000
                             09/19/94           50,000
                             01/17/95           50,000
                             07/17/95           50,000
                             12/13/95           50,000
                             07/26/96           50,000

CONVERTIBLE DEBENTURES

Security                 Acquisition Date       Cost
--------------------------------------------------------
AccessLine
   Technologies 01/15/98     01/15/97        $ 100,000
Air Communications
   Series B 10/31/96         11/21/95           75,000
                             11/30/95           50,000
                             02/26/96           50,000
                             03/22/96           58,333
                             05/21/96           16,666
                             06/25/96            8,333

CALL OPTIONS

Security                 Acquisition Date       Cost
--------------------------------------------------------
GalaGen 05/22/98             03/24/94        $      --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --
GalaGen 03/27/01             12/27/96               --

WARRANTS

Security                 Acquisition Date       Cost
--------------------------------------------------------
AccessLine Technologies
   06/03/99                  06/03/94        $      --
AccessLine Technologies
   01/15/00                  01/15/97
GalaGen 06/16/99             12/05/94               --
GalaGen 03/24/00             04/13/95               --
GalaGen 07/09/00             07/07/95               --
GalaGen 01/29/01             01/30/96               --
                             03/27/97               --
Intellon 03/23/99            04/12/94               --
PACE Health Management
   Systems 01/31/00          03/30/95               --
PACE Health Management
   Systems 08/31/05          01/16/96               28


RESTRICTED SECURITIES
IAI MIDCAP GROWTH FUND

COMMON STOCKS

Security                 Acquisition Date       Cost
--------------------------------------------------------
GalaGen                      02/26/93        $ 250,000
                             11/29/93          150,027
Urologix                     03/22/94          131,151

NON-CONVERTIBLE
PREFERRED STOCK

Security                 Acquisition Date       Cost
--------------------------------------------------------
Tut Systems Series D         02/17/94        $ 200,147
                             04/08/94           10,192

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
--------------------------------------------------------
South Street Leveraged
   Corporate Recovery
   Fund I                    10/03/95        $      --
Spectrum Equity Investors    05/12/94           53,242
                             01/03/95           25,000
                             05/11/95            5,525
                             05/22/95           35,000
                             11/16/95           42,500
                             12/13/95           17,500
                             04/17/96           12,500
                             05/15/96           35,000
                             08/14/96           20,000
                             10/22/96           50,000
                             12/12/96           12,500
                             02/12/97           21,395
                             02/26/97           25,000

CALL OPTIONS

Security                 Acquisition Date       Cost
--------------------------------------------------------
GalaGen 05/22/98             03/24/94        $      --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --




                      STATEMENTS OF ASSETS AND LIABILITIES
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1997

                                                                                 IAI CAPITAL      IAI EMERGING
                                                                              APPRECIATION FUND   GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities of unaffiliated issuers, at market
    (Cost: $40,653,872, $339,955,849, $10,655,496, and
        $115,013,213, respectively)                                             $  43,717,325      $ 374,773,864
Investments in securities of affiliated issuers, at market
    (Cost: $0, $7,644,576, $0 and $610,366, respectively)                                --            5,017,055
                                                                                ------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                          43,717,325        379,790,919

Cash in bank on demand deposit                                                        107,894            410,501
Receivable for investment securities sold                                             532,460          8,175,641
Dividends and accrued interest receivable                                                 361                976
Other assets (Note 2)                                                                    --              482,039
                                                                                ------------------------------------
    TOTAL ASSETS                                                                   44,358,040        388,860,076
                                                                                ------------------------------------
LIABILITIES
Payable for investment securities purchased                                           127,650          1,755,000
                                                                                ------------------------------------
    TOTAL LIABILITIES                                                                 127,650          1,755,000
                                                                                ------------------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                          $  44,230,390      $ 387,105,076
                                                                                ====================================
REPRESENTED BY:
Capital stock                                                                   $      32,794      $     244,276
Additional paid-in capital                                                         42,176,877        349,336,925
Undistributed net investment income (loss)                                               --             (118,693)
Accumulated net realized gain (loss)                                               (1,042,734)         5,096,488
Unrealized appreciation on investments                                              3,063,453         32,546,080
                                                                                ------------------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK     $  44,230,390      $ 387,105,076
                                                                                ====================================
    Shares of capital stock outstanding; authorized 10 billion shares each
        of $.01 par value stock                                                     3,279,382         24,427,636
                                                                                ------------------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                      $       13.49      $       15.85
                                                                                ====================================



(WIDE TABLE CONTINUED FROM ABOVE)


        IAI GROWTH        IAI MIDCAP
           FUND           GROWTH FUND
     ---------------------------------




       $  11,377,639     $ 125,507,866

                --             401,232
     ---------------------------------
          11,377,639       125,909,098

             357,781           317,021
                --           2,162,058
              11,393            27,162
                --                --
     ---------------------------------
          11,746,813       128,415,339
     ---------------------------------

                --             156,350
     ---------------------------------
                --             156,350
     ---------------------------------
       $  11,746,813     $ 128,258,989
     =================================

       $      11,843     $      76,881
          10,217,314       106,380,221
                --             (23,894)
             795,513        11,540,262
             722,143        10,285,519
     ---------------------------------
       $  11,746,813     $ 128,258,989
     =================================

           1,184,290         7,688,117
     ---------------------------------
       $        9.92     $       16.68
     =================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36




                            STATEMENTS OF OPERATIONS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                            YEAR ENDED MARCH 31, 1997

                                                                                       IAI CAPITAL         IAI EMERGING
                                                                                    APPRECIATION FUND      GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
      Dividends (net of foreign income taxes withheld of $0, $0, $901,
         and $3,936, respectively)                                                     $      98,254      $      69,699
      Interest (including $0, $20,595, $0, and $0, respectively, from
         affiliated issuers)                                                                  66,733          2,845,205
                                                                                     -----------------------------------
         TOTAL INCOME                                                                        164,987          2,914,904
                                                                                     -----------------------------------
   EXPENSES
      Management fees                                                                        511,989          7,838,052
      Compensation of Directors                                                                3,278             57,662
                                                                                     -----------------------------------
         TOTAL EXPENSES                                                                      515,267          7,895,714
         Less fees reimbursed by Advisers                                                    (58,119)           (57,662)
                                                                                     -----------------------------------
         NET EXPENSES                                                                        457,148          7,838,052
                                                                                     -----------------------------------
         NET INVESTMENT INCOME (LOSS)                                                       (292,161)        (4,923,148)
                                                                                     -----------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gains (losses) on investment securities (including $0, $3,278,146,
      $0, and $0, respectively, from affiliated issuers)                                     680,376         63,520,130
   Net change in unrealized appreciation or depreciation on investment securities          2,705,202       (190,788,849)
                                                                                     -----------------------------------
         NET GAIN (LOSS) ON INVESTMENTS                                                    3,385,578       (127,268,719)
                                                                                     -----------------------------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $   3,093,417      $(132,191,867)
                                                                                     ===================================


(WIDE TABLE CONTINUED FROM ABOVE)


                IAI GROWTH         IAI MIDCAP
                   FUND            GROWTH FUND
          -------------------------------------



               $     132,777      $     656,449

                      25,447            427,719
          -------------------------------------
                     158,224          1,084,168
          -------------------------------------

                     198,592          1,731,272
                       1,400             12,079
          -------------------------------------
                     199,992          1,743,351
                      (1,400)           (12,079)
          -------------------------------------
                     198,592          1,731,272
          -------------------------------------
                     (40,368)          (647,104)
          -------------------------------------


                   3,427,226         22,644,795
                  (1,841,255)       (17,970,970)
          -------------------------------------
                   1,585,971          4,673,825
          -------------------------------------
               $   1,545,603      $   4,026,721
          =====================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36




                       STATEMENTS OF CHANGES IN NET ASSETS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                                                                        IAI CAPITAL
                                                                                     APPRECIATION FUND


                                                                                                  Period from
                                                                              Year ended        February 1, 1996*
                                                                            March 31, 1997      to March 31, 1996
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                             $    (292,161)     $       1,281
    Net realized gains (losses)                                                    680,376            (21,948)
    Net change in unrealized appreciation or depreciation                        2,705,202            358,251
                                                                             --------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           3,093,417            337,584
                                                                             --------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                           (1,281)                --
    Net realized gains                                                          (1,409,001)                --
    Tax return of capital                                                         (126,721)                --
                                                                             --------------------------------------
       TOTAL DISTRIBUTIONS                                                      (1,537,003)                --
                                                                             --------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from shares sold                                               91,105,766          9,405,842
    Net asset value of shares issued for reinvestment
       of distributions                                                          1,494,100                 --
    Cost of shares redeemed                                                    (59,337,277)          (332,039)
                                                                             --------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        33,262,589          9,073,803
                                                                             --------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                  34,819,003          9,411,387

NET ASSETS AT BEGINNING OF PERIOD                                                9,411,387                 --
                                                                             --------------------------------------

NET ASSETS AT END OF PERIOD                                                  $  44,230,390      $   9,411,387
                                                                             ======================================
    INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF:                 $          --      $       1,281
                                                                             ======================================


* COMMENCEMENT OF OPERATIONS


(wide table continued from above)

           IAI EMERGING                          IAI GROWTH                           IAI MIDCAP
            GROWTH FUND                             FUND                              GROWTH FUND

            Years ended                          Years ended                          Years ended
             March 31,                             March 31,                           March 31,
---------------------------------     ---------------------------------     --------------------------------
      1997              1996               1997               1996               1997              1996
------------------------------------------------------------------------------------------------------------

$  (4,923,148)     $  (2,566,996)     $     (40,368)     $      (8,751)     $    (647,104)     $    (369,422)
   63,520,130         57,738,831          3,427,226          3,286,766         22,644,795          4,572,382
 (190,788,849)       157,132,105         (1,841,255)           135,197        (17,970,970)        17,556,306
------------------------------------------------------------------------------------------------------------
 (132,191,867)       212,303,940          1,545,603          3,413,212          4,026,721         21,759,266
------------------------------------------------------------------------------------------------------------


           --                 --                 --            (49,876)                --                 --
  (99,452,610)       (11,559,601)        (3,996,079)        (1,584,209)       (11,905,911)        (6,609,822)
           --                 --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------
  (99,452,610)       (11,559,601)        (3,996,079)        (1,634,085)       (11,905,911)        (6,609,822)
------------------------------------------------------------------------------------------------------------


  427,144,560        881,980,833         12,003,377          6,914,431        100,565,712         83,519,076

   97,552,240         11,213,745          3,976,886          1,618,691         11,497,214          6,260,134
 (559,835,441)      (782,924,628)       (18,862,443)       (20,026,543)       (98,299,543)       (70,629,305)
------------------------------------------------------------------------------------------------------------
  (35,138,641)       110,269,950         (2,882,180)       (11,493,421)        13,763,383         19,149,905
------------------------------------------------------------------------------------------------------------
 (266,783,118)       311,014,289         (5,332,656)        (9,714,294)         5,884,193         34,299,349

  653,888,194        342,873,905         17,079,469         26,793,763        122,374,796         88,075,447
------------------------------------------------------------------------------------------------------------

$ 387,105,076      $ 653,888,194      $  11,746,813      $  17,079,469      $ 128,258,989      $ 122,374,796
============================================================================================================
$    (118,693)     $          --      $          --      $          --      $     (23,894)     $          --
============================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36




                              FINANCIAL HIGHLIGHTS
                          IAI CAPITAL APPRECIATION FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI CAPITAL APPRECIATION FUND

                                                                 Period from
                                                Year ended    February 1, 1996+
                                              March 31, 1997  to March 31, 1996
--------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                         $    11.24      $    10.00
                                                ---------------------------

OPERATIONS
    Net investment income (loss)                      (.09)             --
    Net realized and unrealized gains                 2.79            1.24
                                                ---------------------------
       TOTAL FROM OPERATIONS                          2.70            1.24
                                                ---------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                               --              --
    Net realized gains                                (.41)             --
    Tax return of capital                             (.04)             --
                                                ---------------------------
       TOTAL DISTRIBUTIONS                            (.45)             --
                                                ---------------------------

NET ASSET VALUE
    End of period                               $    13.49      $    11.24
                                                ===========================

Total investment return*                             23.68%          12.40%

Net assets at end of period (000's omitted)     $   44,230      $    9,411

RATIOS
    Expenses to average net assets**                  1.25%           1.25%***
    Net investment income (loss)
       to average net assets**                       (0.80%)          0.23%***
    Average brokerage commission rate****       $   0.0576             n/a
    Portfolio turnover rate
       (excluding short-term securities)             132.5%            1.2%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** THE FUND'S ADVISER VOLUNTARILY WAIVED $54,841 AND $827 IN EXPENSES FOR THE YEAR ENDED MARCH 31, 1997 AND THE PERIOD ENDED MARCH 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.40% AND 1.40%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (.95%) AND .08%, RESPECTIVELY.

***   ANNUALIZED

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE.

+     COMMENCEMENT OF OPERATIONS



                              FINANCIAL HIGHLIGHTS
                            IAI EMERGING GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


IAI EMERGING GROWTH FUND

                                                                         Years ended March 31,
                                                  -----------------------------------------------------------------
                                                     1997          1996          1995         1994         1993
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                           $   24.08     $    15.83     $   15.20    $   13.47   $    11.91
                                                  -----------------------------------------------------------------

OPERATIONS
    Net investment income (loss)                       (.20)          (.09)         (.07)        (.10)        (.05)
    Net realized and unrealized gains (losses)        (4.52)          8.77          1.42         2.18         2.37
                                                  -----------------------------------------------------------------
       Total from operations                          (4.72)          8.68          1.35         2.08         2.32
                                                  -----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains                                (3.51)          (.43)         (.72)        (.35)        (.76)
                                                  -----------------------------------------------------------------
       Total distributions                            (3.51)          (.43)         (.72)        (.35)        (.76)
                                                  -----------------------------------------------------------------

NET ASSET VALUE
    End of period                                 $   15.85     $    24.08     $   15.83    $   15.20   $    13.47
                                                  =================================================================

Total investment return*                             (22.97%)        55.20%        10.23%       15.43%       21.90%

Net assets at end of period (000's omitted)       $ 387,105     $  653,888     $ 342,874    $ 225,510   $  131,514

RATIOS
    Expenses to average net assets                     1.19%          1.24%         1.25%        1.25%        1.25%
    Net investment income (loss)
       to average net assets                          (0.75%)        (0.52%)       (0.54%)      (0.77%)      (0.72%)
    Average brokerage commission rate**           $  0.0571            n/a           n/a          n/a          n/a
    Portfolio turnover rate
       (excluding short-term securities)               49.5%          62.8%         58.1%        76.3%        96.1%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
   BROKERAGE COMMISSION RATE.



                              FINANCIAL HIGHLIGHTS
                                 IAI GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI GROWTH FUND

                                                            Years ended
                                                              March 31,            Period from         Period from
                                                   ----------------------------- August 1, 1994 to  August 6, 1993***
                                                        1997            1996      March 31, 1995     to July 31, 1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                            $      11.89    $       10.95     $     9.87       $       10.00
                                                   ----------------------------------------------------------------

OPERATIONS
    Net investment income (loss)                          (.03)               --            .04                .01
    Net realized and unrealized gains (losses)            1.02              1.93           1.07               (.13)
                                                   ----------------------------------------------------------------
       TOTAL FROM OPERATIONS                              0.99              1.93           1.11               (.12)
                                                   ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                   --              (.03)          (.03)              (.01)
    Net realized gains                                   (2.96)             (.96)            --                 --
                                                   ----------------------------------------------------------------
       TOTAL DISTRIBUTIONS                               (2.96)             (.99)          (.03)              (.01)
                                                   ----------------------------------------------------------------

NET ASSET VALUE
    End of period                                  $      9.92       $     11.89     $    10.95         $     9.87
                                                   ================================================================

Total investment return*                                  8.42%            18.01%         11.24%             (1.21%)

Net assets at end of period (000's omitted)        $    11,747       $    17,079     $   26,794         $   14,408

RATIOS
    Expenses to average net assets                        1.25%             1.25%          1.25%**            1.25%**
    Net investment income (loss) to average
       net assets                                        (0.25%)           (0.04%)         0.61%**            0.16%**
    Average brokerage commission rate****          $    0.0588               n/a            n/a                n/a
    Portfolio turnover rate
       (excluding short-term securities)                 134.2%             92.8%          68.7%             105.4%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

**   ANNUALIZED

***  COMMENCEMENT OF OPERATIONS

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE.



                              FINANCIAL HIGHLIGHTS
                             IAI MIDCAP GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI MIDCAP GROWTH FUND

                                                                   Years ended March 31,                     Period from
                                                --------------------------------------------------------  April 10, 1992***
                                                     1997           1996          1995           1994     to March 31, 1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                          $     17.70     $     15.35    $    13.67     $    11.88    $   10.00
                                                ----------------------------------------------------------------------

OPERATIONS
   Net investment income (loss)                        (.08)           (.05)         (.04)          (.04)         .02
   Net realized and unrealized gains                    .68            3.50          2.35           1.99         1.89
                                                ----------------------------------------------------------------------
      TOTAL FROM OPERATIONS                             .60            3.45          2.31           1.95         1.91
                                                ----------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                 --              --            --             --         (.03)
   Net realized gains                                 (1.62)          (1.10)         (.63)          (.16)          --
                                                ----------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                             (1.62)          (1.10)         (.63)          (.16)        (.03)
                                                ----------------------------------------------------------------------

NET ASSET VALUE
   End of period                                $     16.68     $     17.70    $    15.35     $    13.67    $   11.88
                                                ----------------------------------------------------------------------

Total investment return*                               3.12%          23.51%        17.63%         16.40%       19.09%

Net assets at end of period (000's omitted)     $   128,259     $   122,375    $   88,075     $   56,618    $  22,070

RATIOS
   Expenses to average net assets                      1.25%           1.25%         1.25%          1.25%        1.25%**
   Net investment income (loss)
      to average net assets                           (0.47%)         (0.36%)       (0.33%)        (0.45%)       0.24%**
   Average brokerage commission rate****        $    0.0593             n/a           n/a            n/a          n/a
   Portfolio turnover rate
      (excluding short-term securities)                72.4%           29.8%         51.3%          49.7%        57.6%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

**   ANNUALIZED

***  COMMENCEMENT OF OPERATIONS

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE.



                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1997

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Capital Appreciation Fund (Capital Appreciation Fund), IAI Emerging Growth Fund (Emerging Growth Fund) and IAI Midcap Growth Fund (Midcap Growth
Fund) are separate portfolios of IAI Investment Funds VI, Inc. and IAI Growth Fund (Growth Fund) is a separate portfolio of IAI Investment Funds II, Inc. Capital Appreciation Fund commenced operations on February 1, 1996. The Funds have an overall objective of long-term appreciation through investment in equity securities. This report covers only the Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund (the Funds).

Emerging Growth Fund closed to new investors as of February 1, 1996. Emerging Growth Fund's shareholders as of such date and certain others may continue to add to an existing account. The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION
Securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such securities represent $22,138,234 (5.7% of net assets) for Emerging Growth Fund and $1,407,701 (1.1% of net assets) for Midcap Growth Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS
In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchased cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FEDERAL TAXES
Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income (loss), and accumulated net realized gains (losses) have been increased or decreased, resulting in a net reclassification adjustment to additional paid-in capital as follows:


                              CAPITAL      EMERGING                    MIDCAP
                           APPRECIATION     GROWTH        GROWTH       GROWTH
                               FUND          FUND          FUND         FUND
-------------------------------------------------------------------------------
Undistributed net
 investment income (loss)   $  292,161    $ 4,804,455    $  40,368   $  623,210

Accumulated net
 realized gains (losses)    $ (292,161)   $    18,298    $ (40,368)  $ (623,210)

Additional paid-in capital  $       --    $(4,822,753)   $      --           --



For federal income tax purposes Capital Appreciation Fund has a capital loss carryover of approximately $944,000, at March 31, 1997 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund have available lines of credit of $8,000,000, $15,000,000, $5,750,000 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at March 31, 1997.

Included in other assets for Emerging Growth Fund is $482,039 related to the sale of Indigo Medical common stock. Ten percent of the proceeds ($600,000) from the sale of this restricted security is being held in escrow until August 27, 1997 to cover potential expenses associated with the transaction. At March 31, 1997, Emerging Growth Fund had reserved $117,961 to cover potential expenses. The estimated gain of $355,586 related to the proceeds held in escrow has not been recognized for book or tax purposes.

At March 31, 1997, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:

LIMITED PARTNERSHIP INVESTMENT COMMITMENTS

                                EMERGING GROWTH FUND          MIDCAP GROWTH FUND
-------------------------------------------------------------------------------
Alta Berkeley III L.P.               $    80,000                  $        --
Spectrum Equity Investors L.P.           246,000                      123,000
-------------------------------------------------------------------------------
Total commitments                    $   326,000                  $   123,000
===============================================================================

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.



[3] FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount. The fee is equal to an annual rate of 1.25% (1.40% for Capital Appreciation Fund) declining to 1.10% (1.30% for Capital Appreciation Fund and 1.00% for Growth Fund) of average daily net assets. This fee is paid monthly.



[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                     CAPITAL                       EMERGING
                                  APPRECIATION                      GROWTH
                                      FUND                           FUND
----------------------------------------------------------------------------------------
                                                                     Years ended
                                             Period from              March 31,
                             Year ended    February 1, 1996*  --------------------------
                           March 31, 1997  to March 31, 1996     1997         1996
----------------------------------------------------------------------------------------
SOLD                           6,546,069        868,372       17,915,439    44,205,393
ISSUED FOR REINVESTED
   DISTRIBUTIONS                 101,100             --        4,566,040       532,973
REDEEMED                      (4,205,462)       (30,697)     (25,206,397)  (39,239,973)
                             -----------------------------------------------------------
INCREASE (DECREASE) IN
   SHARES OUTSTANDING          2,441,707        837,675       (2,724,918)    5,498,393
                             ===========================================================



                                                                    MIDCAP
                                     GROWTH                         GROWTH
                                      FUND                           FUND
-------------------------------------------------------------------------------------
                                    Years ended                    Years ended
                                      March 31,                      March 31,
                            ---------------------------     -------------------------
                               1997             1996           1997           1996
-------------------------------------------------------------------------------------
SOLD                         1,046,126          583,267      5,520,720     5,168,818
ISSUED FOR REINVESTED
   DISTRIBUTIONS               379,284          141,851        660,383       399,203
REDEEMED                    (1,677,288)      (1,736,639)    (5,408,412)   (4,388,825)
                            ---------------------------------------------------------
INCREASE (DECREASE) IN
   SHARES OUTSTANDING         (251,878)      (1,011,521)       772,691     1,179,196
                            =========================================================


* COMMENCEMENT OF OPERATIONS



[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES
For the year ended March 31, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                            Purchases               Sales
-------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                  $ 78,046,289          $ 46,174,819
EMERGING GROWTH FUND                       $289,960,392          $382,737,043
GROWTH FUND                                $ 20,138,619          $ 27,179,173
MIDCAP GROWTH FUND                         $ 93,139,403          $ 94,920,432


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at March 31, 1997, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid. Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.





                          INDEPENDENT AUDITORS' REPORT
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


The Board of Directors and Shareholders
IAI Investment Funds II, Inc.
IAI Investment Funds VI, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund (separate portfolios within IAI Investment Funds VI, Inc.) and IAI Growth Fund (a portfolio within IAI Investment Funds II, Inc.) as of March 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from February 1, 1996 to March 31, 1996 (IAI Capital Appreciation Fund), and the year ended March 31, 1997 (IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Growth Fund), and the financial highlights for the periods presented on pages 32 through 35 of the annual report. These financial statements and financial high-lights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Growth Fund at March 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 9, 1997




                             FEDERAL TAX INFORMATION
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distribu-tions, in January of each year.



IAI CAPITAL APPRECIATION FUND
-----------------------------------------------------------
Payable Date                                  Ordinary
                                             Income (A)
-----------------------------------------------------------
June 1996                                  $    0.0008
December 1996                                   0.4495
                                        ===================
                                           $    0.4503

6.78% of ordinary income distributions qualify for deduction by corporations.


IAI EMERGING GROWTH FUND
-------------------------------------------------------------------------
Payable Date                      Ordinary                  Long-Term
                                 Income (A)                Capital Gain
-------------------------------------------------------------------------
June 1996                       $    0.1541                $    1.2902
December 1996                            --                     2.0619
                             ============================================
                                $    0.1541                $    3.3521

4.40% of ordinary income distributions qualify for deduction by corporations.


IAI GROWTH FUND
-------------------------------------------------------------------------
Payable Date                      Ordinary                  Long-Term
                                 Income (A)                Capital Gain
-------------------------------------------------------------------------
June 1996                       $    0.2042                $    0.8876
December 1996                        0.5426                     1.3209
                             ============================================
                                $    0.7468                $    2.2085

12.53% of ordinary income distributions qualify for deduction by corporations.


IAI MIDCAP GROWTH FUND
-----------------------------------------------------------
Payable Date                                 Long-Term
                                            Capital Gain
-----------------------------------------------------------
  June 1996                                $    0.2189
  December 1996                                 1.4058
                                        ===================
                                           $    1.6247


(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY,WHICH ARE TAXABLE AS ORDINARY INCOME.






                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                                    Secondary
IAI Fund                      Primary Objective                     Objective         Portfolio Composition
-----------------------------------------------------------------------------------------------------------------------------------
IAI Developing                Capital Appreciation                     --             Equity securities of companies in developing
Countries Fund                                                                        countries
-----------------------------------------------------------------------------------------------------------------------------------

IAI International Fund        Capital Appreciation                    Income          Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI Emerging Growth Fund      Capital Appreciation                      --            Common stocks of small- to medium-sized
(closed to new investors as of 2/1/96)                                                emerging growth companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI Capital                   Capital Appreciation                      --            Common stocks of small- to medium-sized
Appreciation Fund                                                                     growth companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI Midcap Growth Fund        Capital Appreciation                     --             Common stocks of medium-sized growth
                                                                                      companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI Regional Fund             Capital Appreciation                     --             Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI Growth Fund               Capital Appreciation                     --             Common stocks with potential for
                                                                                      above-average growth and appreciation
-----------------------------------------------------------------------------------------------------------------------------------

IAI Value Fund                Capital Appreciation                     --             Common stocks which are considered to be
                                                                                      undervalued
-----------------------------------------------------------------------------------------------------------------------------------

IAI Growth and Income Fund    Capital Appreciation                    Income          Common stocks with potential for long-term
                                                                                      appreciation, and common stocks that are
                                                                                      expected to produce income
-----------------------------------------------------------------------------------------------------------------------------------

IAI Balanced Fund             Total Return                            Income          Common stocks, investment-grade bonds and
                              [Capital Appreciation + Income]                         short-term instruments
-----------------------------------------------------------------------------------------------------------------------------------

IAI Bond Fund                 Income                                  Capital         Investment-grade bonds
                                                                    Preservation
-----------------------------------------------------------------------------------------------------------------------------------

IAI Government Fund           Income                                  Capital         U.S. Government securities
                                                                    Preservation
-----------------------------------------------------------------------------------------------------------------------------------

IAI Reserve Fund              Stability/Liquidity                     Income          The portfolio has a maximum average
                                                                                      maturity of 25 months, investing primarily
                                                                                      in investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------

IAI Money Market Fund         Stability/Liquidity                     Income          The portfolio's average dollar-weighted
                                                                                      maturity is less than 90 days, investing
                                                                                      in high quality, money market securities
-----------------------------------------------------------------------------------------------------------------------------------




                                   DISTRIBUTOR
                              IAI Securities, Inc.

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers








                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

                      3700 FIRST BANK PLACE, P.O. BOX 357,
             MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700